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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 14, 2019 (May 11, 2019)

Date of Report (Date of earliest event reported)

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Milacron Holdings Corp.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction

of incorporation)

001-37458

80-0798640

(Commission

(IRS Employer

File Number)

Identification No.)

10200 Alliance Road, Suite 200

Cincinnati, Ohio

45242

(Address of principal executive offices)

(Zip Code)

(513) 487-5000

(Registrant’s telephone number, including area code)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MCRN	New York Stock Exchange

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Item 1.01

Entry into a Material Definitive Agreement

On May 14, 2019, Milacron Holdings Corp. issued a press release announcing that, on May 11, 2019, Milacron LLC (“Milacron”) entered into an Asset and Share Purchase Agreement (the “Purchase Agreement”) with OC Spartan Acquisition, Inc. (“OC”), an entity backed by Osgood Capital Group LLC and Cyprium Investment Partners LLC, pursuant to which Milacron agreed to sell substantially all the assets of its Uniloy blow molding business (the “Blow Molding Business”) to OC for a purchase price of $52,000,000, subject to certain customary adjustments thereto.  OC will assume only certain liabilities of the Blow Molding Business, including liabilities for product warranty claims relating to the North America operations of the Blow Molding Business.

The Purchase Agreement contains customary representations, warranties and covenants. Pursuant to the terms of the Purchase Agreement, Milacron will be required to indemnify OC for breaches of its representations and warranties, breaches of covenants and certain other matters. The representations and warranties set forth in the Purchase Agreement generally survive until April 30, 2021, with longer survival periods for certain fundamental representations and warranties.  OC has obtained a representation and warranty insurance policy that will provide coverage for certain representations and warranties of Milacron contained in the Purchase Agreement, subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

The consummation of the acquisition is dependent upon the satisfaction or waiver of a number of customary closing conditions, including receipt of required third party consents. The Purchase Agreement may be terminated at any time prior to the date of closing by mutual agreement of Milacron and OC, or by either Milacron or OC if the other party fails to satisfy the applicable closing conditions under the Purchase Agreement by August 9, 2019.  The Purchase Agreement provides for separate, later closings for the respective sales of the Mexico and India portions of the Blow Molding Business.

The description of the Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement that will be filed with the United States Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Release dated May 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:

/s/ Bruce Chalmers

Name:

Bruce Chalmers

Title:

Chief Financial Officer

Date:

May 14, 2019